                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       ---------------------------------

                                   FORM 8-K/A

                               (Amendment No. 2)

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): March 4, 2004

                             CONNETICS CORPORATION
                       ---------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                    0-27406                    94-3173928
      ------------------          -------------------        -------------------
       (State or Other            (Commission File              (IRS Employer
Jurisdiction of Incorporation)          Number)              Identification No.)

     3290 West Bayshore Road, Palo Alto, California                   94303
--------------------------------------------------------------------------------
      (Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (650) 843-2800

Item 2. Acquisition or Disposition of Assets.

     As reported on its Current Report on Form 8-K filed with the Securities and Exchange Commission on March 16, 2004, on March 4, 2004, Connetics Corporation completed its acquisition of exclusive U.S. rights to Hoffmann-La Roche Inc.'s Soriatane(R)-brand (acitretin), an approved oral therapy for the treatment of severe psoriasis in adults.

     On April 30, 2004, Connetics Corporation filed a Form 8-K/A to amend the Current Report on Form 8-K filed on March 16, 2004 to include the financial statements of the Soriatane product line under Item 7(a) of Form 8-K and the pro forma financial information of Connetics Corporation under Item 7(b) of Form 8-K.

     This Form 8-K/A is being filed to include pro forma financial information that adjusts the pro forma financial information included under Item 7(b) of the Form 8-K/A filed on April 30, 2004. Specifically, the pro forma statement of operations included below under Item 7(b) removes a pro forma adjustment which eliminated certain non-recurring restructuring charges incurred by Hoffmann-La Roche Inc. related to the Soriatane product line.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (b) Pro Forma Financial Information

                                                                                               Page
                                                                                               ----
          Unaudited Pro Forma Consolidated Financial Statements.......................          3

          Unaudited Pro Forma Consolidated Balance Sheet as of
               December 31, 2003......................................................          4

          Notes to Unaudited Pro Forma Consolidated Balance Sheet.....................          5

          Unaudited Pro Forma Consolidated Statement of Operations
               for the Year Ended December 31, 2003...................................          6

          Notes to Unaudited Pro Forma Consolidated Statement of Operations...........          7

                                       2

                              CONNETICS CORPORATION
              UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

         The following Unaudited Pro Forma Consolidated Financial Statements have been prepared to give effect to the recent acquisition by Connetics Corporation ("Connetics") of the exclusive U.S. rights to Soriatane(R)-brand (acitretin) from Hoffmann-La Roche Inc. (the "Soriatane Product Line") on March 4, 2004. The Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2003, gives effect to the acquisition as if it had occurred on December 31, 2003. The Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2003 gives effect to the acquisition as if it had occurred on January 1, 2003.

         The pro forma adjustments are based upon available information and certain assumptions that Connetics believes are reasonable under the circumstances. Pro forma adjustments are applied to the historical financial statements of Connetics and the acquisition. The transaction was accounted for as an acquisition of intangible assets.

         The Unaudited Pro Forma Consolidated Financial Statements should be read in conjunction with (1) Connetics' historical Consolidated Financial Statements and related Notes thereto, Management's Discussion and Analysis of Financial Condition and Results of Operations included in Connetics' Annual report on Form 10-K for the year ended December 31, 2003, and (2) the financial statements of the Soriatane Product Line included in the Current Report on Form 8-K/A filed April 30, 2004. The Unaudited Pro Forma Consolidated Financial Statements and related notes are provided for information purposes only and do not purport to be indicative of the results which would have actually been obtained had the acquisition been completed on the date indicated or which may be expected to occur in the future.

                              CONNETICS CORPORATION

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                             AS OF DECEMBER 31, 2003
                                 (In thousands)

                                                                       SORIATANE     PRO FORMA
                                                  CONNETICS           PRODUCT LINE  ADJUSTMENTS        PRO FORMA
ASSETS
Current assets:
  Cash, cash equivalents and
               marketable securities              $  114,662                        $    56,910 (1)   $    48,572
                                                                                       (123,000)(2)

  Restricted cash - current                              304                                                  304
  Accounts receivable, net                             2,594                                                2,594
  Prepaid expenses and other current assets            4,814               1,460                            6,274
-----------------------------------------------------------------------------------------------------------------
Total current assets                                 122,374               1,460        (66,090)           57,744
Property and equipment, net                            5,628                                                5,628
Debt issuance costs, deposits and other assets         5,418                                                5,418
Goodwill, net                                          6,271                                                6,271
Other intangible assets, net                           6,206                            127,241 (3)       133,447
-----------------------------------------------------------------------------------------------------------------
      Total assets                                $  145,897            $  1,460    $    61,151       $   208,508
=================================================================================================================
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                $    3,884                                          $     3,884
  Accrued payroll and related expenses                 3,792                                                3,792
  Accrued clinical trial costs                           857                                                  857
  Current portion of deferred revenue                     19                                                   19
  Other accrued liabilities                            1,575               3,741          1,960 (4)         7,276
-----------------------------------------------------------------------------------------------------------------
      Total current liabilities                       10,127               3,741          1,960            15,828
Convertible senior notes                              90,000                                               90,000
Other non-current liabilities                             16                                                   16

Commitments and contingencies
SHAREHOLDERS' EQUITY:
  Preferred stock, $0.001 par value:
     5,000,000 shares authorized; none issued
     or outstanding                                       --                                                   --
  Common stock, $0.001 par value;
     50,000,000 shares authorized; shares
     issued and
     outstanding: 31,885,404 in 2003 and
     31,180,436 in 2002                                   32                                                   32
  Additional paid-in capital                         174,080                             56,910 (1)       230,990
  Net assumed liabilities of acquired
     product line                                         --              (2,281)         2,281 (3)            --
  Deferred stock compensation                            (31)                                                 (31)
  Accumulated deficit                               (130,188)                                            (130,188)
  Accumulated other comprehensive income               1,861                                                1,861
-----------------------------------------------------------------------------------------------------------------
      Total shareholders' equity                      45,754              (2,281)        59,191           102,664
-----------------------------------------------------------------------------------------------------------------
      Total liabilities and shareholders' equity  $  145,897            $  1,460    $    61,151       $   208,508
=================================================================================================================

           See Notes to Unaudited Pro Forma Consolidated Balance Sheet

             NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

(1) Reflects the net proceeds from the issuance of 3,000,000 shares of common stock in a private placement in February 2004. These net proceeds from this private placement were used to help finance the acquisition of the Soriatane Product Line.

(2) Reflects the payment of $123.0 million to Hoffmann-La Roche Inc. upon closing of the Soriatane Product Line acquisition.

(3) Reflects the acquisition of the Soriatane Product Line from Hoffmann-La Roche Inc. for a purchase price of $123.0 million plus estimated acquisition costs of $500,000 and assumed liabilities of approximately $3.7 million.

(4) Reflects an accrued liability of approximately $1.5 million for the purchase of Soriatane inventory plus estimated acquisition costs of $500,000.

                              CONNETICS CORPORATION

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                      (In thousands, except per share data)

                                                                                 SORIATANE             PRO FORMA
                                                                CONNETICS       PRODUCT LINE          ADJUSTMENTS   PRO FORMA
---------------------------------------------------------------------------------------------------------------------------------
TOTAL NET REVENUES                                              $  75,331          $ 41,187                           $116,518
OPERATING COSTS AND EXPENSES:
  Cost of product revenues                                          5,129             1,915                              7,044
  Research and development                                         30,109                                               30,109
  Selling, general and administrative                              42,600            15,301                             57,901
  Amortization of acquired product rights                                                               12,724(1)       12,724
------------------------------------------------------------------------------------------------------------------------------
Total operating costs and expenses                                 77,838            17,216             12,724         107,778
------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS                                      (2,507)           23,971            (12,724)          8,740
INTEREST AND OTHER INCOME (EXPENSE):
  Interest income                                                     972                                                  972
  Interest expense                                                 (1,632)                                              (1,632)
  Other income (expense), net                                         234                                                  234
------------------------------------------------------------------------------------------------------------------------------
  Income (loss) before income taxes                                (2,933)           23,971            (12,724)          8,314
  Income tax provision                                              1,167                                4,499(2)        5,666
------------------------------------------------------------------------------------------------------------------------------
  Net income (loss)                                             $  (4,100)         $ 23,971           $(17,223)        $ 2,648
==============================================================================================================================
BASIC INCOME (LOSS) PER COMMON SHARE --                         $   (0.13)                                         $      0.08
==============================================================================================================================
DILUTED INCOME (LOSS) PER COMMON SHARE --                       $   (0.13)                                         $      0.07
------------------------------------------------------------------------------------------------------------------------------

==============================================================================================================================
 Shares used to compute basic net income (loss) per share          31,559                                3,000(3)       34,559
 Shares used to compute diluted net income (loss) per share        31,559                                3,000          36,377(4)
==============================================================================================================================

      See Notes to Unaudited Pro Forma Consolidated Statement of Operations

        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(1) Represents amortization of intangible assets acquired over the estimated useful lives of 10 years.

(2) Assumes a combined federal and state statutory rate of 40% for 2003 applied to the unaudited incremental pro forma income before taxes. Connetics did not consider the use of any available net operating loss carry forwards.

(3) Reflects shares issued in a private placement of common stock in February 2004 to help finance the acquisition of the Soriatane Product Line.

(4) Includes 49,321 weighted average warrants and 1,769,242 weighted average stock options outstanding during the period.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CONNETICS CORPORATION

                                             /s/ Katrina J. Church
                                             ---------------------------------
                                             Katrina J. Church
                                             Executive Vice President, General
                                             Counsel and Secretary

Date: May 6, 2004